DERIVATIVE FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS

The Company previously adopted the provisions of ASC subtopic 825-10, Financial Instruments (“ASC 825-10”). ASC 825-10 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. ASC 825-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The derivative liability as of September 30, 2019, in the amount of $5,255,932 has a level 3 classification under ASC 825-10.

The following table provides a summary of changes in fair value of the Company’s Level 3 financial liabilities as of September 30, 2019. There were no derivative financial instruments as of December 31, 2018.

Debt Derivative Liabilities
Balance, December 31, 2018	$—
Initial fair value of derivative liabilities	2,601,631
Change in derivative liability from conversion of notes payable	(90,175)
Change in fair value of derivative liabilities at end of period	970,476
Balance, September 30, 2019	5,255,932
Derivative expense for the nine months ended September 30, 2019	$3,572,107

Convertible notes payable and warrant derivatives – The Company issued convertible promissory notes which are convertible into common stock, at holders’ option, at a discount to the market price of the Company’s common stock. The Company has identified the embedded derivatives related to these notes relating to certain anti-dilutive (reset) provisions. These embedded derivatives included certain conversion features. The accounting treatment of derivative financial instruments requires that the Company record fair value of the derivatives as of the inception date of debenture and to fair value as of each subsequent reporting date.

As of September 30, 2019, the Company marked to market the fair value of the debt derivatives and determined a fair value of $5,255,932 ($5,185,446 from the convertible notes and $70,486 from the warrants) in Note 5 (2) above. The Company recorded a loss from change in fair value of debt derivatives of $3,572,107 for the nine months ended September 30, 2019. The fair value of the embedded derivatives was determined using Monte Carlo simulation method based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 178.2% to 278.9%, (3) weighted average risk-free interest rate of 1.55% to 1.88% (4) expected life of 0.72 to 5.0 years, and (5) the quoted market price of $0.045 to $0.098 for the Company’s common stock.

See Financing lease arrangements in Note 8.